UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025 (November 13, 2025)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 13, 2025, Ensysce Biosciences, Inc. (the “Company” or “we”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) directly with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell in a registered direct offering (the “Registered Direct Offering”), (i) 1,513 shares (the “Shares”) of Series B Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), as well as up to 665,922 shares of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”) to be issued upon conversion of the Preferred Stock (the “Underlying Shares”), for gross proceeds of approximately $1.7 million before the deduction of fees and offering expenses. The closing of the Registered Direct Offering occurred on November 14, 2025. The Preferred Stock and Underlying Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-269157), which was initially filed with the Securities and Exchange Commission (the “Commission”) on January 9, 2023 and was declared effective by the Commission on January 17, 2023 (the “Registration Statement”), including a prospectus supplement filed with the Commission on November 14, 2025.

In a concurrent private placement, pursuant to the terms of the Purchase Agreement, the Company also agreed to issue and sell 2,487 unregistered shares of Preferred Shares that are convertible into 1,094,078 shares of Common Stock, subject to adjustment, and warrants to purchase up to 880,000 shares of Common Stock (the “Warrants”), subject to adjustment (the “Private Placement” and, together with the Registered Direct Offering, the “Offerings”). The Company is obligated to promptly file a resale registration statement for the securities issued in the Private Placement The Warrants have an exercise price of $2.50, subject to adjustment, and are exercisable at any time on or after six months from the date of issuance until the five-year anniversary of the later of (a) the date when a registration statement covering the Warrants is declared effective (“resale effective date”) and (b) stockholder approval (the “Stockholder Approval”). The Warrants are subject to contain customary anti-dilution adjustments to the exercise price, including for share splits, share dividends, rights offering and pro rata distributions. The Warrant exercise price is also subject to adjustment (i) in the event we sell or grant any option to purchase or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any sale, grant or any option to purchase or other disposition), any common stock or common stock equivalents (other than certain exempt issuances) for, or entitling any Person to acquire shares of common stock at, an effective price per share that is lower than the Warrant exercise price then in effect, then the exercise price will be reduced to that lower price and (ii) the event of any stock dividend and split, reverse stock split, recapitalization, reorganization, or similar transaction, then an adjustment will be made as described in the Warrants. In the event we grant rights to purchase stock, warrants or other property pro rata to the record holders of our common stock (“Purchase Rights”), then each investor will also be able to obtain those Purchase Rights. In the event we declare or make a dividend or other distribution of our assets to the holders of common stock (a “Distribution”), then each investor will be entitled to participate in the Distribution as if the investor held the number of shares of common stock acquirable upon a complete exercise of the Warrant.

In the Offerings, the per share purchase price of the Preferred Stock is $1,000 with a stated value of $1100, and the conversion price per share of Common Stock is $2.50, subject to adjustment. In no event will the total cumulative number of shares of common stock issued to the Purchaser in the Offerings under the Purchase Agreement, and pursuant to any transaction or series of transactions that may be aggregated with the Purchase Agreement under Nasdaq rules exceed 19.99% of the number of shares of Common Stock issued and outstanding on the date of execution of the Purchase Agreement (the “Exchange Cap”) unless Stockholder Approval is obtained.

The Company has agreed to file a registration statement providing for the resale of the Common Stock, shares issuable upon the exercise of the Common Warrants and warrants issued to a financial advisor in the Private Placement within fifteen days after the closing date.

A holder of a Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99% at the election of the holder prior to the date of issuance) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

In the Purchase Agreement, subject to certain limited exceptions, we agreed that so long as the Purchase holds Preferred Stock having an aggregate stated value of $100,000, subject to certain limited exceptions, we will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, (ii) file any registration statement or any amendment or supplement thereto, other than as contemplated pursuant to a registration rights agreement that we signed with the Purchaser (other than amendments and supplements to registration statements as may be necessary to update such registration statements or keep such registration statements effective), (iii) effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction, as defined below, and (iv) if Stockholder Approval has been obtained, issue Common Stock or Common Stock equivalents which would cause any adjustment of the Preferred Stock conversion price to the extent the holders of Preferred Stock would not be permitted to convert their respective outstanding Preferred Stock or exercise their respective Warrants in full.

“Variable Rate Transaction” means a transaction in which we (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to our business or the market for the Common Stock or (ii) enter into, or effect a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby we may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided that our entry into an equity line of credit agreement and issuances of Common Stock or Common Stock equivalents pursuant to such agreement shall not constitute “Variable Rate Transactions” to the extent that such agreements are entered into with the Purchaser.

We currently intend to use the net proceeds from the Offerings, estimated to be approximately $3.6 million, for general corporate purposes, which will include continued development of our TAAP and MPAR® programs and for working capital.

The securities issued in the Private Placement are not being offered pursuant to the Registration Statement, and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

The Private Placement closed on November 14, 2025. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. It is not intended to provide any other information about the parties to the Purchase Agreement, or any of their respective affiliates. The representations, warranties and covenants in the Purchase Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to that agreement and may be subject to limitations agreed upon by the parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement. Accordingly, the representations, warranties and covenants may not accurately represent the current state of the Company’s affairs at any time.

The foregoing descriptions of the Purchase Agreement, the Preferred Stock and the Warrants are subject to, and qualified in their entirety by reference to the full text of the agreements, copies of which (or forms thereof) are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

A copy of the opinion of Troutman Pepper Locke LLP relating to the validity of the issuance and sale of the Shares and the Underlying Shares is attached as Exhibit 5.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K about the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchaser in the Purchase Agreement, the offer and sale of securities in the Private Placement are exempt from registration under Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The offer and sale of the securities in the Private Placement have not been registered under the Securities Act or any state securities laws and the Securities may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. The sale of such securities did not involve a public offering and was made without general solicitation or general advertising. In the Purchase Agreement, the Purchaser represented, among other things, that it is and, on each date on which it converts any shares of Preferred Stock or exercises any Warrants, will be either (i) an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and it is acquiring the shares exercisable through the Warrants or converted from Preferred Stock Shares for investment purposes only and not with a view to any resale, distribution or other disposition of such shares of Common Stock in violation of the United States federal securities laws.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03. Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year

On November 14, 2025, the Company filed a Certificate of Designation of Series B Preferred Stock, including a Certificate of Correction (together the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation fixes the designations, preferences, limitations and rights of the Preferred Stock. The Preferred Stock has an initial stated value of $1,100 per share and pays a dividend at an annual rate of 4%, which increases to 8% during the occurrence of certain triggering events.

A copy of the Certificate of Designation is attached hereto as Exhibits 4.1. The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation.

Item 8.01 Other Events.

On November 17, 2025, the Company issued a press release announcing the Registered Direct Offering and Private Placement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this report, and may include, without limitation, changes in general economic and political conditions, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute the Company’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to several factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Certificate of Designation of Series B Preferred Stock including Certificate of Correction
4.2	Form of Warrant issued in the Private Placement that occurred on November 14, 2025
5.1	Opinion of Troutman Pepper Locke LLP
10.1	Securities Purchase Agreement, dated as of November 13, 2025, between the Company and the purchaser thereto
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1)
99.1	Press Release dated November 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 17, 2025	Ensysce Biosciences, Inc.

		By:	/s/ Lynn Kirkpatrick
		Name:	Dr. Lynn Kirkpatrick
		Title:	President and Chief Executive Officer
(Principal Executive Officer)